                                                                    EXHIBIT 21.2


                        WFS FINANCIAL 1996-A OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of January 31, 1997
                     for Distribution Date of March 1, 1997




     COLLECTIONS
                                                                                                                    DOLLARS
     Payments received                                                                                              50,842,488.92


           Plus:
                 Servicer Advances                                                              2,050,390.80
                 Reimbursement of holds                                                           660,552.86
                                                                                               -------------
                                                                                                                     2,710,943.66

            Less:
                 Reimbursement Advances
                 Funds deposited in Holds Account                                               1,662,275.42
                                                                                                  594,167.32
                                                                                               -------------
                                                                                                                     2,256,442.74
                                                                                                                     ------------

     Total Funds Available for Distribution                                                                         51,296,989.84
                                                                                                                    =============






     DISTRIBUTIONS


          Servicing Fee                                                                           902,938.00
          Trustee and Other Fees                                                                  142,886.43
          Other Miscellaneous Payments                                                             92,016.70
                                                                                               -------------
                                                                                                                     1,137,841.13

          Note Interest Distributable Amount - Class A-1                         0.00
          Note Interest Distributable Amount - Class A-2                 1,347,140.00
          Note Interest Distributable Amount - Class A-3                 1,739,375.00
          Note Interest Distributable Amount - Class A-4                 1,383,750.00
          Note Interest Distributable Amount - Class A-5                   455,015.63
                                                                        -------------
              Total Note Interest Distributable Amount                   4,925,280.63

          Certificate Interest Distributable Amount                        456,074.84
                                                                        -------------

     Total Interest Distribution                                                                5,381,355.47



          Note Principal Distributable Amount - Class A-1                        0.00
          Note Principal Distributable Amount - Class A-2 thru A-5      38,006,068.00

          Certificate Principal Distributable Amount                     3,408,548.42
                                                                        -------------

     Total Principal Distribution                                                              41,414,616.42
                                                                                               -------------

     Total Principal and Interest Distribution                                                                      46,795,971.89

          Spread Account Deposit                                                                                     3,363,176.82


     Total Distributions                                                                                            51,296,989.84
                                                                                                                    =============

                        WFS FINANCIAL 1996-A OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of January 31, 1997
                     for Distribution Date of March 1, 1997



     PORTFOLIO DATA:
                                                                        # of loans
           Beginning Security Balance                                               36,124                     357,510,323.00

                 Less Scheduled Principal Balance                                        0    17,777,406.44
                 Full Prepayments                                                    2,181    16,589,384.57
                 Partial Prepayments                                                     0             0.00
                 Liquidations                                                          760     7,047,825.41
                                                                                              -------------
                                                                                                                41,414,616.42
                                                                                                               --------------
           Ending Security Balance                                                  33,183                     316,095,706.58

     OTHER RELATED INFORMATION:

     Spread Account:

          Beginning Balance                                                                   25,348,375.52
                Deposits                                                                       3,363,176.82
                Reductions                                                                             0.00
                                                                                              -------------
          Ending Balance                                                                                        28,711,552.34

          Beginning  Initial Deposit Repayment                                                14,550,000.00
                Repayments                                                                             0.00
                                                                                              -------------
          Ending Initial Deposit Repayment                                                                      14,550,000.00

     Modified Accounts:
          Principal Balance                                                                            0.00%             0.00
          Scheduled Balance                                                                            0.00%             0.00

     Servicer Advances
          Beginning Unreimbursed Advances:                                                     2,425,033.57
          New Advances                                                                         2,050,390.80
          Advances Reimbursed                                                                  1,662,275.42
                                                                                              -------------
          Ending Unreimbursed Advances:                                                                          2,813,148.95

     Holding Account:
          Beginning Balance                                                                      934,561.99
          Funds Deposited                                                                        594,167.32
          Withdrawal to Collection Account                                                       660,552.86
                                                                                              -------------
          Ending Balance                                                                                           868,176.45

     Net Charge-Off Data:                                               # of loans
          Charge-Offs                                                                 2003    11,393,404.93
          Recoveries                                                                  1060     2,346,912.14
                                                                                              -------------
          Net Charge-Offs                                                              943                       9,046,492.79

     Delinquencies (P&I):                                               # of loans
           30-59 Days                                                                  412     3,592,397.39
           60-89 Days                                                                  193     1,762,790.83
           90-119 Days                                                                  75       698,835.11
           120-149 Days                                                                  0             0.00
           150 days and over                                                             0             0.00



     Repossessions                                                                     139       688,816.58

     Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or
       9.01 of the Sale and Servicing Agreement)                                         0                               0.00

     Charge-Off Percentage                                                                                               3.70%
     Delinquency Percentage                                                                                              0.96%

     WAC                                                                                                              15.2022%
     WAM                                                                                                               46.336

                        WFS FINANCIAL 1996-A OWNER TRUST
                              Officer's Certificate
               for Master Service Report Date of January 31, 1997
                     for Distribution Date of March 1, 1997






Detailed Reporting


    See Schedule F




WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of January 31, 1997 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 1996.







                                       /s/ LEE A. WHATCOTT
                                       ------------------------------------
                                       Lee A. Whatcott
                                       Executive Vice President
                                       Chief Financial Officer




                                       /s/ JIM DOWLAN
                                       ------------------------------------
                                       Jim Dowlan
                                       Senior Executive Vice President

                        WFS FINANCIAL 1996-A OWNER TRUST
                           Distribution Date Statement
               for Master Service Report Date of January 31, 1997
                     for Distribution Date of March 1, 1997


======================================================================================================
                      ORIGINAL         BEGINNING                         PRIOR          CURRENT
                     PRINCIPAL       OUTSTANDING                     PRINCIPAL        PRINCIPAL
                       BALANCE         PRINCIPAL       PRINCIPAL     CARRYOVER        CARRYOVER
      CLASSES                            BALANCE   DISTRIBUTABLE     SHORTFALL        SHORTFALL
======================================================================================================


     A-1            72,500,000.00              0.00            0.00      0.00             0.00

     A-2           145,000,000.00     94,536,140.05   38,006,068.00      0.00             0.00

     A-3           115,000,000.00    115,000,000.00            0.00      0.00             0.00

     A-4            90,000,000.00     90,000,000.00            0.00      0.00             0.00

     A-5            28,550,000.00     28,550,000.00            0.00      0.00             0.00

  Certificate       33,950,000.00     29,424,182.95    3,408,548.42      0.00             0.00




        TOTAL      485,000,000.00    357,510,323.00   41,414,616.42      0.00             0.00
======================================================================================================



============================================================================
                                              REMAINING             TOTAL
                                            OUTSTANDING         PRINCIPAL
                              PRINCIPAL       PRINCIPAL      AND INTEREST
    CLASSES                 DISTRIBUTION         BALANCE      DISTRIBUTION
============================================================================


     A-1                              0.00            0.00              0.00

     A-2                     38,006,068.00   56,530,072.05     39,353,208.00

     A-3                              0.00  115,000,000.00      1,739,375.00

     A-4                              0.00   90,000,000.00      1,383,750.00

     A-5                              0.00   28,550,000.00        455,015.63

  Certificate                 3,408,548.42   26,015,634.53      3,864,623.26




        TOTAL                41,414,616.42  316,095,706.58     46,795,971.89
=============================================================================



=======================================================================================================================
                                                    PRIOR       CURRENT
                                                   INTEREST      INTEREST                         DEFICIENCY    POLICY
         NOTE         INTEREST        CALCULATED   CARRYOVER     CARRYOVER         INTEREST            CLAIM     CLAIM
      CLASSES             RATE         INTEREST    SHORTFALL     SHORTFALL     DISTRIBUTION           AMOUNT    AMOUNT
=======================================================================================================================
     A-1                 5.35%             0.00      0.00          0.00             0.00              0.00      0.00

     A-2                 5.70%     1,347,140.00      0.00          0.00     1,347,140.00              0.00      0.00

     A-3                 6.05%     1,739,375.00      0.00          0.00     1,739,375.00              0.00      0.00

     A-4                 6.15%     1,383,750.00      0.00          0.00     1,383,750.00              0.00      0.00

     A-5                 6.38%       455,015.63      0.00          0.00       455,015.63              0.00      0.00

  Certificate            6.20%       456,074.84      0.00          0.00       456,074.84              0.00      0.00

                                                                                            ========================

                                                                                                      0.00      0.00

                                                                                            ========================

                                                                                            ========================

                                                                                     Note Percentage       91.769697%


                                                                                     Certificate Percentage 8.230303%


    TOTAL                          5,381,355.47      0.00          0.00     5,381,355.47
=======================================================================================================================